IVY FUNDS

Delaware Ivy Natural Resources Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus
dated July 29, 2022, as amended

Effective April 28, 2023 (the “Effective Date”), the Fund will change its benchmark index from the S&P North American Natural Resources Sector Index to the S&P Global Natural Resources Index.

Upon the Effective Date, the following replaces the fifth paragraph in the Fund’s summary prospectus section entitled “What are the Fund’s principal investment strategies?”:

The Fund seeks to be diversified internationally, and therefore, the Manager invests in foreign companies and US companies that have principal operations in foreign jurisdictions. While the Manager typically seeks to invest a majority of the Fund’s assets in the US, the Fund may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country will generally be less than 15% of the Fund’s total assets or two times the Fund’s benchmark index (currently the S&P Global Natural Resources Index) weight, whichever is greater. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.